Debt and Interest Costs	12 Months Ended
Dec. 31, 2017
Debt and Interest Costs
Debt and Interest Costs

13.  Debt and Interest Costs

Long-term debt and interest rates in effect consisted of the following:

	December 31,
($ in millions)	2017	2016

Senior Notes
5.25% due July 2025	$1,000	$1,000
4.375% due December 2020	1,000	1,000
4.00% due November 2023	1,000	1,000
4.375%, euro denominated, due December 2023	840	736
5.00% due March 2022	750	750
3.50%, euro denominated, due December 2020	480	421
Senior Credit Facilities, due March 2021 (at variable rates)
Term A loan, due June 2021	1,313	1,383
Term A loan, euro denominated, due June 2021	—	954
Multi-currency, U.S. dollar revolver, due March 2021	285	190
Other (including debt issuance costs)	(37)	(45)
	6,631	7,389
Less: Current portion of long-term debt	(113)	(79)
	$6,518	$7,310

Following is a summary of debt refinancing and other costs included in the consolidated statements of earnings:

	Years Ended December 31,
($ in millions)	2017	2016	2015

Debt Refinancing and Other Costs:
Interest expense on 3.5% and 4.375% senior notes	$—	$(49)	$(5)
Refinance of bridge and revolving credit facilities	—	(30)	(16)
Economic hedge - interest rate risk	—	(20)	(16)
Amortization of unsecured, committed bridge facility financing fees	—	(7)	(23)
Redemption of 6.75% and 5.75% senior notes, due September 2020 and May 2021, respectively, and refinance of senior credit facilities	—	—	(57)
Individually insignificant items	(3)	(3)	—
	$(3)	$(109)	$(117)

The senior credit facilities include long-term, multi-currency committed revolving credit facilities that provide the company with up to the U.S. dollar equivalent of $1.5 billion.  At December 31, 2017, taking into account outstanding letters of credit, approximately $1.2 billion was available under these revolving credit facilities. In addition, the company had $751 million of short-term uncommitted credit facilities available at December 31, 2017, of which $340 million was outstanding and due on demand. At December 31, 2016, the company had $143 million outstanding under short-term uncommitted credit facilities. The weighted average interest rate of the outstanding short-term facilities was 2.31 percent at December 31, 2017, and 1.67 percent at December 31, 2016.

In anticipation of the June 2016 acquisition of Rexam, the company entered into a £3.3 billion Bridge Facility in February 2015. Additionally, in December 2015, Ball issued $1 billion of 4.375 percent senior notes, €400 million of 3.5 percent senior notes and €700 million of 4.375 percent senior notes. The company elected to restrict these proceeds in an escrow account, which enabled the reduction of its Bridge Facility to £1.9 billion. Until the acquisition was consummated, interest on the Bridge Facility and these senior notes was included in debt refinancing and other costs.

In March 2016, Ball refinanced in full its then existing £1.9 billion Bridge Facility with a $1.4 billion Term A loan facility available to Ball and a €1.1 billion Term A loan facility available to a subsidiary of Ball (collectively, the Term Loans), and refinanced in full its then existing revolving credit facility with a long-term, multi-currency revolver available until March 2021. The euro Term A loan was repaid during 2017.

In connection with the June 2016 acquisition of Rexam, Ball assumed Rexam’s debt of approximately $2.8 billion, of which $2.7 billion was extinguished in July and August 2016. The company used the proceeds from the sale of the Divestment Business to partially extinguish the assumed Rexam debt. Also in July 2016, Ball repaid the Latapack-Ball notes.

Fees paid in connection with obtaining financing for the Rexam acquisition, which totaled $32 million and $77 million in 2016 and 2015, respectively, are classified as other, net in cash flows from financing activities in the consolidated statements of cash flows.

The fair value of the long-term debt was estimated to be $7.0 billion at December 31, 2017, which approximated its carrying value of $6.6 billion. The fair value was estimated to be $7.7 billion at December 31, 2016, which approximated its carrying value of $7.4 billion. The fair value reflects the market rates at each period end for debt with credit ratings similar to the company’s ratings and is classified as Level 2 within the fair value hierarchy. Rates currently available to the company for loans with similar terms and maturities are used to estimate the fair value of long-term debt based on discounted cash flows.

Long-term debt obligations outstanding at December 31, 2017, have maturities (excluding unamortized debt issuance costs of $60 million) of $113 million, $218 million, $1.6 billion, $1.1 billion and $750 million in the years ending December 31, 2018 through 2022, respectively, and $2.8  billion thereafter.

Ball provides letters of credit in the ordinary course of business to secure liabilities recorded in connection with certain self-insurance arrangements. Letters of credit outstanding at December 31, 2017 and 2016, were $33 million and $32 million, respectively.

Interest payments were $287 million, $190 million and $130 million in 2017, 2016 and 2015, respectively.

The company’s senior notes and senior credit facilities are guaranteed on a full, unconditional and joint and several basis by certain of the company’s material subsidiaries. Each of the guarantor subsidiaries is 100 percent owned by Ball Corporation. These guarantees are required in support of these notes and credit facilities, are coterminous with the terms of the respective note indentures and would require performance upon certain events of default referred to in the respective guarantees. Note 22 includes further details about the company’s debt guarantees and Note 23 contains further details, as well as required condensed consolidating financial information for the company, segregating the guarantor subsidiaries and non-guarantor subsidiaries as defined in the debt agreements.

The U.S. note agreements and bank credit agreement contain certain restrictions relating to dividend payments, share repurchases, investments, financial ratios, guarantees and the incurrence of additional indebtedness. The most restrictive of the company’s debt covenants require the company to maintain a leverage ratio (as defined) of no greater than 4 times at December 31, 2017.

The company was in compliance with all loan agreements and debt covenants at December 31, 2017 and 2016, and has met all debt payment obligations.